                                                                    EXHIBIT 10.1
                                                                    ------------


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     This Registration Rights Agreement (this "Agreement") is made as of
                                              -----------
November 22, 1999 between Kaiser Ventures Inc., a Delaware corporation (the "Company") and New Kaiser Voluntary Employees' Beneficiary Association, a tax
---------
exempt trust formed pursuant to Section 501(a) and 501(c)(9) of the Internal Revenue Code of 1986, as amended ("VEBA") and the Pension Benefit Guaranty
                                  ------
Corporation ("PBGC").
             ------

     WHEREAS, the Company, and VEBA, and the Company and PBGC, are each parties to two separate Stock Purchase Agreements dated as of even date herewith pursuant to which the Company is purchasing certain shares of its stock from VEBA and from PBGC (the "Stock Purchase Agreements"). However, VEBA will be
                         -------------------------
receiving a warrant to purchase up to 460,000 shares of the common stock (the "Common Stock") of the Company and PBGC will be receiving a warrant to purchase
-------------
up to 285,260 shares of Common Stock (collectively, the "Warrants") pursuant to
                                                         --------
the Stock Purchase Agreements.

     WHEREAS, pursuant to the Stock Purchase Agreements, the parties agreed to enter into this Agreement, pursuant to which the Company will grant to VEBA and PBGC (the "Sellers") certain registration rights with respect to the Shares and
           -------
the Warrant. Unless otherwise provided in this Agreement, capitalized terms used in this Agreement will have the meanings set forth in paragraph 8 hereof.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Sellers agree as follows:

1.   Demand Registration.
     -------------------

          (a)  Notice of Demand. At any one time after September 30, 2001, the
               ----------------
Sellers may be written notice request (a "Demand Registration") that the Company
                                          -------------------
register Registrable Securities under the Securities Act of 1933, as amended (the "Securities Act") so long as the registration may be accomplished through
      --------------
the use of a Form S-3 or comparable form. The notice shall set forth (i) the number of shares to be included; (ii) the names of the Sellers and the amounts to be sold by each; and (iii) the proposed manner of sale.

          (b)  Registration. Promptly after receipt of the notice pursuant to
               ------------
Section 1(a), the Company shall prepare and file with the Securities and Exchange Commission a registration statement with respect to the Registrable Securities specified in such notice, and use its best efforts to cause such registration statement to become effective.

          (c)  Holdback. In the event that a registration is demanded pursuant
               --------
to this Section 1, and in the reasonable judgment of the Company it cannot be undertaken without serious injury to the Company (the grounds for which decision shall be confidentially disclosed to any requesting Holder), the Company shall have the option to require the Selling Holders to withdraw such registration demand for a period of up to 180 days (which may be extended if such facts continue to be in effect).

2.   Piggyback Registration Rights.
     -----------------------------

          (a)  Right To Piggyback. If the Company proposes to register any of
               ------------------
its common stock under the Securities Act and the registration form to be used may be used for the registration of Registrable Securities (as defined below) ("Piggyback Registration") (Piggyback Registrations and Demand Registrations are
  ----------------------
"Registrations"), the Company will give written notice to the Sellers of its
 -------------
intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received a written request from either Seller for inclusion therein within 15 days after the receipt of the Company's notice, subject to subparagraph 2(c) below.

          (c)  Priority on Registrations. If the managing underwriters of the
               -------------------------
Piggyback Registration determined in their sole but good faith discretion and advise the Company in writing that in their reasonable opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested by the Sellers to be included in such registration (in proportion to their overall holdings of Common Stock) and (iii) third, other securities requested to be included in such registration.

3.   Procedures.
     ----------

          (a)  Piggyback Expenses. The Registration Expenses (as defined below)
               ------------------
of the Sellers will be paid by the Company in a Registration.

          (b)  Remedies. Neither Seller will not seek an injunction restraining
               --------
or otherwise delaying any Registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

          (c)  Availability of Documents. The Company shall furnish to the
               -------------------------
Sellers such number of copies of prospectuses, including preliminary prospectuses, reasonably necessary to conform with the requirements of the Securities Act, and such other documents as the Sellers may reasonably request, to facilitate the disposition of the Registrable Securities being sold by the Sellers upon exercise of the Registration rights contained in this Agreement.

          (d)  Blue Sky Compliance. The Company shall use its reasonable efforts
               -------------------
to register and qualify securities covered by the Registration rights contained in this Agreement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the Registration; provided, however, that the Company will not be required to qualify as a foreign corporation or to take any action which would subject it to the service of process in such state or jurisdiction, other than as to matters and transactions relating to the offer and sale of the offered securities, in any jurisdiction where it is not now so subject.

     4.   Holdback Agreements. Each Seller agrees not to effect any sale,
          -------------------
transfer or other distribution (including sales pursuant to Rule 144 or Rule
144A) of equity securities of the

Company, or any securities convertible into or exchangeable or exercisable for such securities, for the period commencing seven days prior to and ending on the first to occur of the (i) six months from the effective date of any Registration in which Registrable Securities are included (except as part of such underwritten registration) or (ii) the date on which any similar lock-up imposed upon the Company in such Registration terminates, unless the underwriters managing the registered public offering otherwise agree.

     5.   Conditions Of Obligation To Register Shares. The obligations of the
          -------------------------------------------
Company under this Agreement are subject to the following conditions:

          (a) If a Piggyback Registration is underwritten, the Company will not be required to include any Registrable Securities in a Piggyback Registration unless the Seller involved accepts, in writing, the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company. If either Seller does not accept the terms of the underwriting as agreed upon between the Company and the underwriter, that Seller shall withdraw.

          (b) Each Seller will cooperate with the Company in connection with the preparation of the registration statement, and for so long as the Company is obligated to file and keep effective the registration statement, will provide to the Company, in writing, for use in the registration statement, all information regarding that Seller as may be necessary to enable the Company to prepare the registration statement and prospectus covering the Registrable Securities, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

          (c) During such time as a Seller may be engaged in a distribution of Registrable Securities, such Seller will comply with Rules 10b-7 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
                                                            ------------
pursuant thereto, the Seller will, among other things, cause to be furnished to each broker through whom Registrable Securities may be offered, or to the offeree if an offer is not made through a broker, such copies of the prospectus covering the Registrable Securities and any amendment or supplement thereto and documents incorporated by reference therein as may be required by law and the Seller shall not bid for or purchase any shares of the Company or attempt to induce any other person to purchase any securities of the Company other than as permitted under Exchange Act.

     6.   Certain Limitation on Future Rights. From and after the date of this
          -----------------------------------
Agreement, the Company shall not enter into any agreement with any other holder or prospective holder of any securities of the Company providing for the grant to any such prospective holder of registration rights unless such agreement includes the substantial equivalent of (a) Section 2(c) of this Agreement as a term of such agreement and in such section, the agreement provides that the Sellers will have a priority with respect to Piggyback Registration superior to any other holder of securities of the Company, excluding, in all cases, the Company, and (b) Section 3 of this Agreement as a term of such agreement.

     7.   Registration Expenses.  All expenses incident to the Company's
          ---------------------
performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (if any) (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement.
 ---------------------

     8.   Indemnification.
          ---------------

          (a) The Company agrees to indemnify, to the extent permitted by law, the Sellers, their trustees, officers, directors, counsel and each Person who controls the Sellers (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Sellers for use therein or by the Seller's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Sellers with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Sellers.

          (b) In connection with any registration statement in which the Sellers are participating, the Sellers will furnish to the Company in writing such information, affidavits instruments and other documents as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, indemnify the Company, its directors, officers, counsel, accountants and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by the Sellers.

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such

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

indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

     9.   Participation in Underwritten Registrations. No Seller may not
          -------------------------------------------
participate in any registration hereunder which is underwritten unless it (a ) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     10.  Definitions.
          -----------

     "Person" means any individual, corporation, partnership, limited liability
      ------
company, limited liability partnership, firm, joint venture, association, joint-stock company, trust or unincorporated organization.

     "Registrable Securities" means (i) any Common Stock issued or issuable with
      ----------------------
respect to the Warrants (the "Warrant Shares") and (ii) any Common Stock issued or issuable with respect to the Warrant Shares by way of a stock dividend, stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public or may be immediately sold to the public through a broker, dealer or market maker in compliance with Rule 144 or Rule 144A under the Securities Act (or any similar rule then in force).

     11.  Termination. This Agreement shall automatically terminate and be of no
          -----------
further force or effect upon the first to occur of (i) that Seller's failure to participate in two underwritten public offerings in which Piggyback Registration rights were offered to it and there was no material restriction on the number of Registrable Securities proposed to be registered on behalf of the Company, or
(ii) the seventh anniversary date of this Agreement. The termination of this Agreement does not eliminate any liability of the parties for prior breaches.

     12.  Miscellaneous.
          --------------

          (a)  Amendments and Waivers. Except as otherwise provided herein, the
               ----------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Sellers. In any instance where a single decision by Sellers is reasonably necessary, Sellers shall act by majority based on the Registrable Securities then held or covered by Warrant.

          (b)  Successors and Assigns. This Agreement and the respective rights
               ----------------------
and obligations hereunder shall not be assigned by either party except with the prior written consent of the non-assigning party, which consent shall be subject to the sole discretion of the non-assigning party.

          (c)  Severability. Whenever possible, each provision of this Agreement
               ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (d)  Counterparts. This Agreement may be executed simultaneously in
               ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (e)  Descriptive Headings. The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          (f)  Governing Law. All other questions concerning the construction,
               -------------
validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of Delaware.

          (g)  Notices. All notices, demands or other communications to be given
               -------
or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demand and other communications will be sent to the addresses indicated below:

          To:              The New Kaiser Voluntary Employees' Beneficiary
                           Association
                           9810 Sierra Avenue, Suite A
                           Fontana, CA  92335

                           Telephone:  (909) 356-3663
                           Facsimile:  (909)356-4672

          To:              Pension Benefit Guaranty Corporation
                           c/o Pacholder Associates, Inc., as Agent
                           8044 Montgomery Road, Suite 480
                           Cincinnati, Ohio  45236
                           Attention:  Thomas M. Barnhart, II
                                       Senior Vice President and
                                       Associate General Counsel
                           Telephone:  (513) 381-2838
                           Facsimile:  (513) 985-3217

                           With a copy to:

                                       Timothy E. Hoberg, Esq.
                                       Taft, Stettinius & Hollister
                                       1800 Firstar Tower
                                       425 Walnut Street,
                                       Cincinnati, Ohio 45202

                                       Telephone:  (513) 381-2838
                                       Facsimile:  (513) 381-0205

          To:              Kaiser Ventures Inc.
                           3633 E. Inland Empire Boulevard
                           Suite 850
                           Ontario, California  91764
                           Attention:  President

          With a copy to:  Terry L. Cook, Esq.
                           c/o Kaiser Ventures Inc.
                           3633 E. Inland Empire Boulevard
                           Suite 850
                           Ontario, California 91764

                           Telephone:  (909) 356-3663
                           Facsimile:  (909) 356-4672

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                         [Next page is signature page]

               [Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

"VEBA"                                        "Kaiser"
New Kaiser Voluntary Employees'               Kaiser Ventures Inc.
  Beneficiary Association


By:  /s/ Ronald E. Bitonti                    By: /s/ Richard E. Stoddard
     ----------------------------------           ---------------------------
     Ronald E. Bitonti                            Richard E. Stoddard
     Chairman, Administrative Committee           President, Chief Executive
                                                  Officer & Chairman of the
                                                  Board

By:  Wells Fargo Bank of California, as trustee


     By:  /s/ Mario Gonzalez
          -----------------------------
          Mario Gonzalez
          Assistant Vice President
          Institutional Trust Group


     By:  /s/ Susanna Ryan
          -----------------------------
          Susanna Ryan
          Vice President and Area Manager
          Los Angeles Office
          Institutional Trust Group


"PBGC"
Pension Benefit Guaranty Corporation
     By:  Pacholder Associates, Inc., as Agent

     By:  /s/ Thomas M. Barnhart, II
          -----------------------------
          Thomas M. Barnhart, II
          Senior Vice President and
          Associate General Counsel